DGA Core Plus Absolute Return ETF
Schedule of Investments
October 31, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 100.0%	Shares	Value
Goldman Sachs Access Treasury 0-1 Year ETF	9,672	$969,328
ProShares Short S&P 500 (a)	897,219	9,878,381
SPDR Portfolio S&P 500 Growth ETF	25,121	2,069,217
SPDR Portfolio S&P 500 Value ETF	40,590	2,119,610
SPDR S&P 500 ETF Trust	1,337	760,271
Vanguard Total Stock Market ETF	8,798	2,472,502
Vanguard Total World Stock ETF	9,787	1,145,960
TOTAL EXCHANGE TRADED FUNDS (Cost $18,080,831)		19,415,269

SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%
First American Government Obligations Fund - Class X, 4.78% (b)	27,823	27,823
TOTAL SHORT-TERM INVESTMENTS (Cost $27,823)		27,823

TOTAL INVESTMENTS - 100.1% (Cost $18,108,654)		19,443,092
Liabilities in Excess of Other Assets - (0.1)%		(21,613)
TOTAL NET ASSETS - 100.0%		$19,421,479

Percentages are stated as a percent of net assets.

(a)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(b)	The rate shown represents the 7-day annualized effective yield as of October 31, 2024.

Summary of Fair Value Disclosure as of October 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

● Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

● Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

● Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2024:

DGA Core Plus Absolute Return ETF

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$19,415,269	$—	$—	$19,415,269
Money Market Funds	27,823	—	—	27,823
Total Investments	$19,443,092	$—	$—	$19,443,092